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                                       FORM 8-A

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                              ORGANIC FOOD PRODUCTS, INC.
                (Exact name of registrant as specified in its charter)

                CALIFORNIA                                   84-3076294
         (State (jurisdiction) of                   (IRS Employer Identification
      incorporation or organization)                           Number)

             550 MONTEREY ROAD
      MORGAN HILL, CALIFORNIA  95037
              (408) 782-1133                                   95037
 (Address of principal executive offices)                    (Zip Code)

    If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

   If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:  None.

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, no par value

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                         DESCRIPTION OF SECURITIES

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

   Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-22997, filed on March 7, 1997 and as amended from time to time thereafter, is incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2. EXHIBITS

   1.   1.1 Specimen Certificate for No Par Value Common Stock of the Registrant

   2.   Articles of Incorporation, as amended, of Registrant, filed as Exhibit
        3.01 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-22997, filed on March 7, 1997 and incorporated herein by reference.

   3. Bylaws of Registrant, as amended, filed as Exhibit 3.02 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-22997, filed on March 7, 1997 and incorporated herein by reference.

                                 SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  ORGANIC FOOD PRODUCTS, INC.

                                                  By /s/ Floyd R. Hill
                                                    ------------------------
                                                     Floyd  R. Hill
                                                     Chief Executive Officer

Date:   March 11, 1997

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                                   ORGANIC
                             FOOD PRODUCTS, INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

THIS CERTIFIES THAT              -SPECIMEN-                 CUSIP #_____________

IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE COMMON STOCK, NO PAR VALUE, OF

                          ORGANIC FOOD PRODUCTS, INC.

TRANSFERABLE ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL THE PROVISIONS OF THE ARTICLES OF INCORPORATION, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREBY ASSENTS.

IN WITNESS WHEREOF, THE SAID COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED IN FACSIMILE BY ITS DULY AUTHORIZED OFFICERS AND THE FACSIMILE SEAL OF THE COMPANY TO BE DULY AFFIXED HERETO.

DATED:

SECRETARY                                                PRESIDENT

             ORGANIC FOOD PRODUCTS, INC. CALIFORNIA CORPORATE SEAL

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370-17TH STREET, SUITE 2350, DENVER, COLORADO 80202
BY
  -----------------------------------
  TRANSFER AGENT AUTHORIZED SIGNATURE